May 16, 2011

Supplement

SUPPLEMENT DATED MAY 16, 2011 TO THE PROSPECTUS OF
MORGAN STANLEY MORTGAGE SECURITIES TRUST
Dated February 28, 2011

The following disclosure is hereby added as the fourth sentence of the first paragraph in the section of the Prospectus titled "Fund Summary—Principal Investment Strategies":

The Fund may invest in high yield securities (commonly referred to as "junk bonds").

The fourth paragraph in the section of the Prospectus titled "Fund Summary—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund may also invest in asset-backed securities.

The following disclosure is hereby added as the eighth paragraph in the section of the Prospectus titled "Fund Summary—Principal Investment Risks":

•  High Yield Securities ("Junk Bonds"). The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher-rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

The following disclosure is hereby added as the fourth sentence of the first paragraph in the section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Investment Strategies":

The Fund may invest in high yield securities (commonly referred to as "junk bonds").

The first sentence of the sixth paragraph in the section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund may invest in asset-backed securities.

The first sentence of the third paragraph in the section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Additional Investment Strategy Information" is hereby deleted and replaced with the following:

The Fund may invest in CMBS.

The following disclosure is hereby added as the fourteenth paragraph in the section of the Prospectus titled "Fund Details—Additional Information about the Fund's Investment Objective, Strategies and Risks—Principal Risks":

High Yield Securities. The Fund's investments in high yield securities, commonly known as "junk bonds," pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FDLSPT1 5/11